UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported) May 16, 2022

PHOTRONICS, INC.
(Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15 Secor Road, Brookfield, CT	06804
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code (203) 775-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 par value per share	PLAB	NASDAQ Global Select Market
PREFERRED STOCK PURCHASE RIGHTS	N/A	N/A

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2022, Photronics, Inc. (the “Company”) issued a press release announcing that Dr. Frank Lee, who was named President on March 14, 2022, has been named Chief Executive Officer (“CEO”) and will join the Company’s Board of Directors. Dr. Lee will receive an annual base salary of $650,000 and 35,000 shares of restricted stock. Twenty-five (25%) of the restricted stock awards granted will vest on each anniversary date of the grant over four years.

Constantine Macricostas, who in addition to his role as Chairman of the Board had also been serving as interim CEO. Mr. Macricostas will continue to serve as Chairman. In order to better align Mr. Macricostas salary as Chairman of the Board, Mr. Macricostas will receive in addition to his current compensation, an annual retainer of $50,000 and 10,000 shares of restricted stock. Twenty-five (25%) of the restricted stock awards granted will vest quarterly over one year from the date of grant. Mr. Macricostas will be provided use of a Company car.

The Company also announced in the press release that Adam Lewis is joining the Board of Directors. Mr. Lewis has over 20 years of experience in investment banking, executive financial management and private equity. Mr. Lewis joined DH Capital in 2007 and has advised digital infrastructure companies and investors on over 100 transactions, representing over $30 billion in aggregate transaction value. Prior to joining DH Capital, Mr. Lewis was Vice President of Finance at InfoHighway Communications where he was involved in the structuring and execution of highly strategic transactions that culminated in the successful exit to Broadview Networks in 2007.

Mr. Lewis will receive $4,000 per Board meeting attended in calendar 2022. He will also receive a cash retainer of $30,000 (pro-rated for three quarters of 2022) and 12,000 shares of restricted stock of the Company. Twenty-five (25%) of the restricted stock awards granted will vest quarterly over one year from the date of grant. Mr. Lewis will receive additional compensation similar to other Photronics Board members as retainers for committee membership.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated May 16, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

By:	/s/ Richelle E. Burr
Name:	Richelle E. Burr
Title:	Executive Vice President,
Chief Administrative Officer,
General Counsel and Secretary

Date: May 20, 2022